UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 21, 2004

OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	0001288855	55-0865043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2477 E. Commercial Blvd., Ft. Lauderdale, FL 33308

(Address of Principal Executive Office) (Zip Code)

(954) 776-2332

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure.

On October 21, 2004, OptimumBank Holdings, Inc. issued a press release reporting financial results for the quarter ended September 30, 2004 (furnished hereunder as Exhibit 99.1).

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

     99.1   3rd Quarter Results Press Release dated October 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPTIMUMBANK HOLDINGS, INC.

Date: October 21, 2004	By:	/s/ RICHARD L. BROWDY
Richard L. Browdy President

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press Release issued October 21, 2004.